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                                                                   EXHIBIT 10.16

January 26, 2000

Via Facsimile (978) 292-3338
And Certified Mail
Return Receipt Requested

Mr. Robert Kellegrew
PictureTel Corporation
100 Minuteman Road
Andover, MA 01810

Re: Product Distribution Agreement between Accord Networks, Inc. & PictureTel Corporation, dated January 21, 2000 ("Agreement")

Dear Bob:

This letter will confirm PictureTel and Accord's agreement with regard to open issues in the above referenced Agreement.

In the event that PictureTel and Accord are unable to resolve any one of the open issues referenced in the Agreement within the thirty (30) days allotted to resolve such open issues, either party may terminate the Agreement by written notice without any liability, except for the payments of amounts then due and owing the other party.

Should the above meet with your approval please sign and date below to indicate your agreement, and fax back to the attention of Adam Vexler at (770) 261-3636.

Sincerely,

/s/ Adam D. Vexler
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Adam D. Vexler
Corporate Counsel


Agreed & Acknowledged By:

/s/ W. Robert Kellegrew, Jr.
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W. Robert Kellegrew, Jr. - General Counsel
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Printed Name & Title

1/26/00
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Date